SYCAMORE.US, INC. AND SYCAMORE SERVICES, INC.

REPORT ON AUDIT OF
CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD
JANUARY 1, 2010 TO SEPTEMBER 24, 2010

No extracts from this report may be published without written consent.

Stegman & Company

TABLE OF CONTENTS

INDEPENDENT AUDITORS’ REPORT

Page

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Balance Sheet	1

Consolidated Statement of Operations	2

Consolidated Statement of Changes in Shareholders’ Equity	3

Consolidated Statement of Cash Flows	4 - 5

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	6 - 11

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors
Sycamore.US, Inc. and Sycamore Services, Inc.
Frederick, Maryland

We have audited the accompanying consolidated balance sheet of Sycamore.US, Inc. and  Sycamore Services, Inc. (Maryland "S" Corporations, the "Company") as of September 24, 2010 and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the period January 1, 2010 to September 24, 2010.  These consolidated financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Sycamore.US, Inc. and Sycamore Services, Inc. as of September 24, 2010, and the results of operations, changes in stockholders' equity and cash flows for the period January 1, 2010 to September 24, 2010 in conformity with accounting principles generally accepted in the United States of America.

/s/Stegman & Company

Baltimore, Maryland
December 1, 2010

SYCAMORE.US, INC. AND SYCAMORE SERVICES, INC.

CONSOLIDATED BALANCE SHEET
SEPTEMBER 24, 2010

ASSETS
CURRENT ASSETS:
Cash	$464,642
Accounts receivable	3,962,605
Prepaid expenses	212,672
Other receivables	13,352

Total current assets	4,653,271

PROPERTY AND EQUIPMENT - at cost, net of accumulated depreciation	109,741

OTHER ASSETS - Deposits	14,140

TOTAL ASSETS	$4,777,152

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$531,041
Accrued compensation expense	919,806
Note payable - current	9,113

Total current liabilities	1,459,960

NOTE PAYABLE - net of current portion	7,113

Total liabilities	1,467,073

STOCKHOLDERS’ EQUITY
Common stock - no par value, 1,200 shares authorized, 826 shares issued and outstanding	1,016,322
Paid-in-capital	107,031
Retained earnings	2,186,726

Total stockholders’ equity	3,310,079

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,777,152

The accompanying notes are an integral part of these financial statements.

SYCAMORE.US, INC. AND SYCAMORE SERVICES, INC.

CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE PERIOD JANUARY 1, 2010 TO SEPTEMBER 24, 2010

REVENUE	$16,499,522

DIRECT COSTS	11,345,754

GROSS PROFIT	5,153,768

OPERATING EXPENSES	3,578,456

OTHER (INCOME)	2,199

NET INCOME	$1,573,113

The accompanying notes are an integral part of these financial statements.

SYCAMORE.US, INC. AND SYCAMORE SERVICES, INC.

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
FOR THE PERIOD JANUARY 1, 2010 TO SEPTEMBER 24, 2010

	Common Stock		Paid-In	Retained
	Shares	Amount	Capital	Earnings	Total

BALANCE AT JANUARY 1, 2010	826	$1,016,322	$101,186	$1,151,852	$2,269,360

Stock-based compensation	-	-	5,845	-	5,845
Net income	-	-	-	1,573,113	1,573,113
Distributions to stockholders	-	-	-	(538,239)	(538,239)

BALANCE AT SEPTEMBER 24, 2010	826	$1,016,322	$107,031	$2,186,726	$3,310,079

The accompanying notes are an integral part of these financial statements.

SYCAMORE.US, INC. AND SYCAMORE SERVICES, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE PERIOD JANUARY 1, 2010 TO SEPTEMBER 24, 2010

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,573,113
Adjustments to reconcile change in net assets to net cash used in operating activities:
Depreciation	36,152
Stock-based compensation	5,845
Changes in net operating assets and liabilities:
Accounts receivable	(740,426)
Prepaid expenses	(57,827)
Other receivables	9,104
Deposits	2,482
Accounts payable and accrued expenses	24,455
Accrued compensation expense	270,496

Net cash provided by operating activities	1,123,394

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(3,100)

Net cash used in investing activities	(3,100)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal repayment of note payable	(11,081)
Change in revolving lines of credit	(140,385)
Distribution to stockholders	(538,239)

Net cash used in financing activities	(689,705)

NET INCREASE IN CASH	430,589

CASH AT BEGINNING OF PERIOD	34,053

CASH AT END OF PERIOD	$464,642

The accompanying notes are an integral part of these financial statements

SYCAMORE.US, INC. AND SYCAMORE SERVICES, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS (CONTINUED)
FOR THE PERIOD JANUARY 1, 2010 TO SEPTEMBER 24, 2010

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the period for:

Interest	$2,236

Income Taxes	$-

The accompanying notes are an integral part of these financial statements.

SYCAMORE.US, INC. AND SYCAMORE SERVICES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD JANUARY 1, 2010 TO SEPTEMBER 24, 2010

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

The Company, Sycamore.US, Inc. (SUS) and Sycamore Systems, Inc. (SSI), based in Frederick, Maryland, provides science and technology services to the U.S. Government's Department of Defense and commercial concerns. Services include software development, database normalization and development, modeling and simulation, information security, space science, systems engineering, systems analysis, media applications, publications and graphic design services. The Company, SUS and SSI, are Maryland corporations that have elected to be taxed as "S" Corporations from inception under the income tax laws of the United States of America. In 2007, Sycamore Services, Inc. was merged into Sycamore.US, Inc., becoming a wholly owned subsidiary of SUS, and an election was made to treat SSI as a Q-sub for tax purposes.

Principals of Consolidation

The consolidated financial statements include the transactions of the parent and its wholly owned subsidiary.  All intercompany accounts and transactions have been eliminated.

Revenue Recognition

The Company records income and expenses under the accrual method of accounting for financial statement purposes.

The Company recognizes income from time and material contracts as work progresses through monthly billings of time and materials as they are applied to the work pursuant to terms in the contracts.

The Company recognizes income from fixed price systems engineering contracts using the percentage of completion method, measured by the percentage of cost incurred to date compared to the total estimated costs to completion for each contract. This method is used because management considers incurred cost the best measure of progress on these contracts. Because of the inherent uncertainties in estimating costs and revenues, it is reasonable that the estimates will change in the near term.

The Company recognizes income and expenses for defense job order contracts when materials are received and identified to the contract. The balance is recognized when the assembled product is delivered and accepted under terms of the contract.

Amounts earned on specific jobs in excess of billings are treated as a current asset and billings in excess of earnings are treated as a current liability.  Operating expenses, interest and other expenses are charged to expense when the costs are incurred except as discussed above on job order work-in-process.  Provisions for estimated losses on uncompleted contracts are made in the period when such losses are determined.

Accounts Receivable and Allowance for Bad Debts

Accounts receivable are stated at the amount management expects to collect from outstanding balances.  Invoice terms range from net 10 days to net 30 days.  Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance (allowance for doubtful accounts) based on its assessment of the current status of individual accounts.  Balances that are still outstanding after management has used reasonable collection efforts are written-off through a charge to the valuation allowance and a credit to trade accounts receivable.  Currently, there is no valuation because management believes that all of the Company's accounts receivable are fully collectible.

Concentration of Credit Risk

The Company maintains cash balances which may exceed federally insured limits.  Management does not believe that this results in significant credit risk.

Prepaid Expenses

Prepaid expenses generally consist of amounts paid in advance for insurance and advanced payments to suppliers or vendors.

Property and Equipment

Property and equipment are recorded at their original cost and are being depreciated using straight line methods over estimated lives ranging from 3 to 27.5 years.  Depreciation expense for the period January 1, 2010 to September 24, 2010 was $36,152.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement.  Actual results could differ from those estimates.

2.	ACCOUNTS RECEIVABLE

Accounts receivable consists of amounts billed but as of yet are unpaid, retainages, and amounts for work performed but not yet billed. The Company's receivables are included in a blanket lien securing the Company's revolving lines of credit.

Accounts receivables at September 24, 2010

Amounts billed, including retainages	$3,918,111
Amounts unbilled	44,494

Total	$3,962,605

The Company did not have an allowance for doubtful accounts at September 24, 2010 because management believes that all accounts receivable are fully collectible.

3.	PROPERTY AND EQUIPMENT

Automobiles	$71,643
Office Furniture	31,706
Office Equipment	30,624
Computer Software	123,089
Compute Hardware	233,585
Timeshares	1,950

492,597
Accumulated depreciation	(382,856)

Property and Equipment, net	$109,741

4.	REVOLVING LINES OF CREDIT

The Company has two lines of credit with a combined borrowing limit of $2,000,000 with BB&T Bank.  Both credit lines matured in March 2010 and have been extended through March 2011.

Both credit lines are cross-guaranteed by SUS and SSI with a blanket lien on all assets. The agreement contains financial covenants, which require the Company to maintain a tangible net worth of not less than $1,000,000 and a ratio of total liabilities to tangible net worth of not greater than 1.50:1, calculated on the consolidated financial statements of the Companies.

The line of credit agreements contain restricted covenants which require that the Company assume no additional debt in excess of $100,000 in the aggregate at any time, make no expenditure in excess of $100,000 for fixed assets, enter into any leasing arrangements in excess of $100,000 in annual payments in any fiscal year for machinery and equipment, and restricts shareholder distributions and treasury stock acquisitions in excess of $100,000 over the tax liability of the Company shareholders in any fiscal year.  The company was compliant with the line of credit covenants for the period January 1, 2010 to September 24, 2010.

The revolving line of credit lines are due upon demand and interest on the outstanding balance is variable at 1% above the bank's prime rate.  At September 24, 2010 the outstanding balance on the credit lines was zero.

5.	NOTE PAYABLE

Note payable as of September 24, 2010 consists of the following:

Note payable – collateralized by an automobile, payable in 60 monthly installments of $804 plus with interest at prime plus 1%. Final payment scheduled for June 2012.	$16,226

Less amounts due within one year	9,113

Total long-term note payable	$7,113

Maturities on the note payable at September 24, 2010 are as follows:

Year ended September 30, 2011	$9,113
Year ended September 30, 2012	7,113
Thereafter	-

Interest expense from the lines of credit and note payable for the period January 1, 2010 to September 24, 2010 was $2,236.

6.	LEASE OBLIGATIONS

The Company leases certain office equipment and operating facilities under noncancelable operating leases that expire at various dates through 2014.   Future minimum lease payments due under these commitments are as follows at September 24, 2010:

Year ended September 30, 2011	$224,024
Year ended September 30, 2012	149,366
Year ended September 30, 2013	41,874
Year ended September 30, 2014	3,026
Thereafter	-

$418,290

Total rent expense for the Company’s facilities was $152,029 for the period January 1, 2010 to September 24, 2010.

7.	STOCK-BASED COMPENSATION

In 2004, the Company adopted an Incentive Stock Plan.  The plan provides for the granting of stock-based awards, specifically either qualified or non-qualified stock options to purchase an aggregate of up to 500 shares of common stock to eligible employees, officers, members of board of directors, and outside consultants of the Company.  Through January 1, 2008 there were 107 share awards issued under the plan.

Stock option awards normally have an exercise price equal to the market price of the Company's stock on the date of the grant.  They generally vest immediately upon grant or over a service life and generally expire 10 years after the grant date. The estimated fair value of the stock options is determined using Black-Scholes option-pricing model. Volatility is determined using the historical stock volatility of other companies which have similar characteristics and are publicly traded.  Estimates of fair value are not intended to predict actual future events or the value ultimately realized by persons who receive equity awards. The fair value of stock options granted the period January 1, 2010 to September 24, 2010 was estimated using the following assumptions:

Assumptions:
Risk-free interest rate	3.61%
Dividend yield	0.00%
Expected life of option grants	10 yrs
Weighted average expected stock price volatility	112.36%

There was one option granted to an employee in the period January 1, 2010 to September 24, 2010.  No options were exercised or forfeited in the period January 1, 2010 to September 24, 2010.

The following is a summary of the Company's stock option activity for the period January 1, 2010 to September 24, 2010:

			Weighted
			Average
		Weighted	Remaining
		Average	Contractual
		Exercise	Term
	Options	Price	(in years)

Outstanding at January 1, 2010	132	$3,556	-
Granted	1	11,046	10.00
Exercised	-	-	-

Outstanding at September 24, 2010	133	$3,612	7.64

Exercisable at September 24, 2010	133	$3,612	7.64

The amount of stock based compensation for the option award was $5,845 for the period January 1, 2010 to September 24, 2010.

8.	INCOME TAXES AND UNCERTAIN TAX POSITIONS

At its organization Company elected "S corporation" status for income tax purposes.  Under this election, all income and losses, and the related taxes are recognized and paid at the stockholder level, including all state income items.  Therefore, no provision or liability for income taxes has been included in the consolidated financial statements.

In 2007 Sycamore Services, Inc. (SSI) was merged into Sycamore.US, Inc. (SUS) and became a wholly owned subsidiary of SUS.  At that time an election was made to treat SSI as a Q-sub for tax purposes.

Management has not identified any uncertain tax position which under US generally accepted accounting principles would give rise to the recording of an uncertain tax benefit or disclosure in the financial statements.

9.	PENSION CONTRIBUTIONS PAYABLE

The Company maintains a 401(k) plan for the benefit of full-time employees meeting eligibility requirements. The Company matches 50% of participant contributions up to a maximum of 6% of gross wages.  The Company contributed $314,199 to its 401(k) plan for the period January 1, 2010 to September 24, 2010.

10.	RELATED PARTY TRANSACTIONS

Related party activity consists of distributions of equity to the owners of the Company.  Distributions are made in proportion to the percentage of stock owned by the individual owners.  Distributions made to owners for the period January 1, 2010 to September 24, 2010 was $538,239.

11.	MAJOR CUSTOMER CONCENTRATION INFORMATION

The Company's revenue is derived from contracts with the U.S. Government in which the Company is a contractor or subcontractor.  For the period January 1, 2010 to September 24, 2010, revenue was derived primarily from government programs.  For the period January 1, 2010 to September 24, 2010, the Company recognized $13.0 million or 78.51% of its total revenue from five large U.S. Government Contractors.

12.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events through December 1, 2010 - the date the statements were available to be issued.  No significant events or conditions were noted which require additional disclosure in or adjustment to the financial statements.

On November 29, 2010 Sycamore.US, Inc. and Sycamore Services, Inc. were acquired by The KEYW Holding Corporation (“KEYW”) for $27 million in cash and 87,500 shares of KEYW common stock.